METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED NOVEMBER 30, 2009

TO THE

PROSPECTUS DATED MAY 1, 2009

FI MID CAP OPPORTUNITIES PORTFOLIO

On November 19, 2009, the Board of Directors of the Metropolitan Series Fund, Inc. (the “Fund”) approved a proposal to reorganize FI Mid Cap Opportunities Portfolio (“FI Mid Cap Portfolio”), a series of the Fund, into Van Kampen Mid Cap Growth Portfolio (“Van Kampen Portfolio”), a series of the Met Investors Series Trust. The reorganization is subject to, among other conditions, approval by shareholders of the FI Mid Cap Portfolio. If the shareholders of the FI Mid Cap Portfolio approve the proposal, the FI Mid Cap Portfolio will transfer all of its assets and liabilities to the Van Kampen Portfolio in exchange for shares of the Van Kampen Portfolio and FI Mid Cap Portfolio shareholders will receive shares of Van Kampen Portfolio in exchange for their FI Mid Cap Portfolio shares. If approved, the reorganization is proposed to take place on or about April 30, 2010.